

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of December 31, 2015

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



8.36%
42.20%
49.44%
Domestic
International
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	24.0%
Financials	16.0%
Telecommunications	11.6%
Consumer Discretionary	10.1%
Consumer Staples	7.7%
Energy	7.7%
Healthcare	5.9%
Industrials	4.2%
Materials	3.3%
Utilities	1.1%
Net Cash[1]	8.4%

TOP 10 HOLDINGS

Mastercard, Inc.	5.97%
Teva Pharmaceutical	5.95%
American International Group	4.96%
Apple Inc.	4.49%
Baidu, Inc.	4.03%
China Mobile, Ltd.	3.90%
Bank of America Corp.	3.59%
Telekomunikasi Indonesia TBK	3.55%
Coach, Inc.	3.49%
Citigroup, Inc.	3.31%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	35
2015 Portfolio Turnover	11.27%
Net Assets (millions)	$18.75
Total Expense Ratio	1.50%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
1.41%
5.50%
-10.01%
-0.87%
4.22%
9.63%
5.86%
7.59%
4.34%
4.98%
5.40%
6.34%
QTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$18,138
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $18,138.03 on 12/31/15. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

4Q15 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 1.41% in the fourth quarter versus 5.50% for the MSCI World Index during the same period. Since inception date of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 5.40% versus 6.34% for the MSCI World Index.

Positive factors impacting performance for the fund during the quarter included the Information Technology Sector (Baidu and Alphabet Inc. *aka Google*), the Telecommunications Sector (Telekom Indonesia) and Consumer Discretionary Sector (Melco Crown Entertainment). Negative factors impacting performance for the fund during the quarter included the Energy Sector (Chesapeake Energy), Telecommunication Sector (MTN Group) and Consumer Staples Sector (Tesco Plc).

During the quarter, shares of the following companies were purchased for the fund due to their attractive business valuations relative to price: **Bridgestone Corp.**, the world's largest tire manufacturer, **A.P. Moeller-Maersk**, the world's largest container shipping company, **LG Display**, the world's largest manufacturer of LCD panels, **Banco do Brasil**, the largest Brazilian and Latin American bank by assets, and **Companhia Paranese de Energia**, a Brazilian utility serving the state of Parana.

Manager Commentary:

Given weak corporate earnings, declining commodity prices and slow global growth during the course of 2015, global stock markets worldwide posted less than stellar rates of return relative to their historical norms. U.S. stocks, as measured by the S&P 500 Index, posted their worst performance since 2008 and international and emerging stock market indices, as measured by the MSCI EAFE and Emerging Markets Indices, posted negative rates of return for the year as well. Despite continued concerns about declining energy prices for the second consecutive year and unrealistic expectations for continued Chinese economic expansion, global stock markets continue to offer attractive investment opportunities for investors seeking long-term capital appreciation.

As of December 31, 2015, the Mundoval Fund has invested more than 49% of its capital in international companies, of which 30% is allocated to companies that are domiciled in Emerging Markets. Although stock price performance in Emerging Markets, as measured by the MSCI Emerging Markets Index, has languished relative to the U.S. and International developed markets for the past five years, we believe the companies that we own in China, Brazil, Russia, Korea, Indonesia and South Africa will provide shareholders with rates of return that are commensurate with the long term operating performance of their respective businesses. Industry sectors such as telecommunications, energy, information technology, consumer discretionary and utilities are represented in our portfolio because of the important role they will continue to provide in the growth of Emerging Market economies throughout the world.

Thank you for your business and continued support.
Sincerely yours,

Arthur Q. Johnson, CFA

Average Annualized Total Returns as of December 31, 2015

	4Q 2015 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	1.41%	-10.01%	4.22%	5.86%	9.02%	4.34%	5.40%
MSCI World Index	5.50%	-0.87%	9.63%	7.59%	11.13%	4.98%	6.34%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.50%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.